Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K -A of JayHawk Energy, Inc. (the “Company”) for the year ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Scott Mahoney, as Chief Executive Officer of the Company, certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 22, 2016

/s/ Scott Mahoney

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Scott Mahoney

Chief Executive Officer